UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Avenue, Suite 300, Los Angeles, California 90292

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On April 18, 2017 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time, Global Eagle Entertainment Inc. (“we” or the “Company”) will host a previously-announced webcast to provide a business update. We will make the webcast accessible through the Investor Relations section of our website at http://investors.geemedia.com/events.cfm. We have furnished a copy of the presentation that we will reference on this webcast as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Ronald Steger as Class III Director

On April 17, 2017, our Board of Directors (the “Board”) appointed Ronald Steger to the Board to serve as a Class III director until his successor is duly elected or until his earlier death, resignation, retirement, disqualification or removal. Mr. Steger’s appointment was effective on that same date. As a Class III director, Mr. Steger’s initial term of service will expire at our annual stockholders’ meeting in 2017. Mr. Steger will also serve as a member of the Board’s Audit Committee.

Mr. Steger has served on the boards of directors of Overseas Shipholding Group, Inc. (NYSE: OSG) since August 2014 and International Seaways Inc. (NYSE: INSW) since November 2016, and currently serves on the Audit Committee, Corporate Governance & Risk Assessment Committee and Human Resources and Compensation Committee of those boards. Since September 2015, Mr. Steger has served as the Senior Technical Advisor to the Effectus Group, an accounting advisory firm based in Silicon Valley. He has also served on the Advisory Board of ATREG, Inc., a global advisory firm specializing in the semiconductor and related advanced technology verticals, since February 2014. Mr. Steger began his career with KPMG LLP in 1976 and was admitted into its partnership in 1986. He served as an SEC Reviewing Partner at KPMG LLP from 2003 to 2013, and retired from KPMG LLP in December 2013. Mr. Steger has a BS in Accounting from Villanova University.

There are no arrangements or understandings between Mr. Steger and any other person pursuant to which Mr. Steger was selected as a director of the Company. There are no transactions requiring disclosure under Item 404(a) of Regulation S-K in which Mr. Steger has an interest.

Mr. Steger will be compensated for his director service in accordance with the Company’s standard compensation program for non-employee directors, which we describe in greater detail in our definitive proxy statement on Schedule 14A for our 2016 Annual Meeting of Stockholders, which we filed with the U.S. Securities and Exchange Commission on April 29, 2016.

Item 7.01. Regulation FD Disclosure.

We incorporate by reference the information set forth under Item 2.02 of this Current Report on Form 8-K into this Item 7.01.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: April 18, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation, dated April 18, 2017.

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